                                                                    EXHIBIT 99.1

                             JOINT FILER INFORMATION

                            Other Reporting Person(s)

1.    ESL PARTNERS, L.P.

Item                                  Information

Name:                                 ESL Partners, L.P.

Address:                              1170 Kane Concourse, Suite 200,
                                      Bay Harbor, FL 33154

Designated Filer:                     Edward S. Lampert

Date of Event Requiring Statement     April 21, 2014
(Month/Day/Year):

Issuer Name and Ticker or Trading     Sears Holdings Corporation
Symbol:                               [SHLD]

Relationship of Reporting Person(s)   10% Owner
to Issuer:

If Amendment, Date Original Filed     Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:     Form filed by More than One Reporting
                                      Person

Signature:                            By:     RBS Partners, L.P.
                                      Its:    General Partner

                                      By:     ESL Investments, Inc.
                                      Its:    General Partner

                                      By:     /s/ Edward S. Lampert
                                             -----------------------------
                                      Name:   Edward S. Lampert
                                      Title:  Chief Executive Officer
                                      Date:   April 23, 2014

2.    SPE I PARTNERS, LP

Item                                  Information

Name:                                 SPE I Partners, LP

Address:                              1170 Kane Concourse, Suite 200,
                                      Bay Harbor, FL 33154

Designated Filer:                     Edward S. Lampert

Date of Event Requiring Statement     April 21, 2014
(Month/Day/Year):

Issuer Name and Ticker or Trading     Sears Holdings Corporation
Symbol:                               [SHLD]

Relationship of Reporting Person(s)   10% Owner
to Issuer:

If Amendment, Date Original Filed     Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:     Form filed by More than One Reporting
                                      Person

Signature:                            By:     RBS Partners, L.P.
                                      Its:    General Partner

                                      By:     ESL Investments, Inc.
                                      Its:    General Partner

                                      By:     /s/ Edward S. Lampert
                                             -----------------------------
                                      Name:   Edward S. Lampert
                                      Title:  Chief Executive Officer
                                      Date:   April 23, 2014

3.    SPE MASTER I, LP

Item                                  Information

Name:                                 SPE Master I, LP

Address:                              1170 Kane Concourse, Suite 200,
                                      Bay Harbor, FL 33154

Designated Filer:                     Edward S. Lampert

Date of Event Requiring Statement     April 21, 2014
(Month/Day/Year):

Issuer Name and Ticker or Trading     Sears Holdings Corporation
Symbol:                               [SHLD]

Relationship of Reporting Person(s)   10% Owner
to Issuer:

If Amendment, Date Original Filed     Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:     Form filed by More than One
                                      Reporting Person

Signature:                            By:     RBS Partners, L.P.
                                      Its:    General Partner

                                      By:     ESL Investments, Inc.
                                      Its:    General Partner

                                      By:     /s/ Edward S. Lampert
                                             -----------------------------
                                      Name:   Edward S. Lampert
                                      Title:  Chief Executive Officer
                                      Date:   April 23, 2014

4.    RBS PARTNERS, L.P.

Item                                  Information

Name:                                 RBS Partners, L.P.

Address:                              1170 Kane Concourse, Suite 200,
                                      Bay Harbor, FL 33154

Designated Filer:                     Edward S. Lampert

Date of Event Requiring Statement     April 21, 2014
(Month/Day/Year):

Issuer Name and Ticker or Trading     Sears Holdings Corporation
Symbol:                               [SHLD]

Relationship of Reporting Person(s)   10% Owner
to Issuer:

If Amendment, Date Original Filed     Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:     Form filed by More than One Reporting
                                      Person

Signature:                            By:     ESL Investments, Inc.
                                      Its:    General Partner

                                      By:     /s/ Edward S. Lampert
                                             -----------------------------
                                      Name:   Edward S. Lampert
                                      Title:  Chief Executive Officer
                                      Date:   April 23, 2014

5.    ESL INSTITUTIONAL PARTNERS, L.P.

Item                                  Information

Name:                                 ESL Institutional Partners, L.P.

Address:                              1170 Kane Concourse, Suite 200,
                                      Bay Harbor, FL 33154

Designated Filer:                     Edward S. Lampert

Date of Event Requiring Statement     April 21, 2014
(Month/Day/Year):

Issuer Name and Ticker or Trading     Sears Holdings Corporation
Symbol:                               [SHLD]

Relationship of Reporting Person(s)   10% Owner
to Issuer:

If Amendment, Date Original Filed     Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:     Form filed by More than One Reporting
                                      Person

Signature:                            By:     RBS Investment Management, L.L.C.
                                      Its:    General Partner

                                      By:     ESL Investments, Inc.
                                      Its:    Manager

                                      By:     /s/ Edward S. Lampert
                                             -----------------------------
                                      Name:   Edward S. Lampert
                                      Title:  Chief Executive Officer
                                      Date:   April 23, 2014

6.     RBS INVESTMENT MANAGEMENT, L.L.C.

Item                                  Information

Name:                                 RBS Investment Management, L.L.C.

Address:                              1170 Kane Concourse, Suite 200,
                                      Bay Harbor, FL 33154

Designated Filer:                     Edward S. Lampert

Date of Event Requiring Statement     April 21, 2014
(Month/Day/Year):

Issuer Name and Ticker or Trading     Sears Holdings Corporation
Symbol:                               [SHLD]

Relationship of Reporting Person(s)   10% Owner
to Issuer:

If Amendment, Date Original Filed     Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:     Form filed by More than One Reporting
                                      Person

Signature:                            By:     ESL Investments, Inc.
                                      Its:    Manager

                                      By:     /s/ Edward S. Lampert
                                             -----------------------------
                                      Name:   Edward S. Lampert
                                      Title:  Chief Executive Officer
                                      Date:   April 23, 2014
7.    CRK PARTNERS, LLC

Item                                  Information

Name:                                 CRK Partners, LLC

Address:                              1170 Kane Concourse, Suite 200,
                                      Bay Harbor, FL 33154

Designated Filer:                     Edward S. Lampert

Date of Event Requiring Statement     April 21, 2014
(Month/Day/Year):

Issuer Name and Ticker or Trading     Sears Holdings Corporation
Symbol:                               [SHLD]

Relationship of Reporting             10% Owner
Person(s) to Issuer:

If Amendment, Date Original Filed     Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:     Form filed by More than One Reporting
                                      Person

Signature:                            By:     ESL Investments, Inc.
                                      Its:    Sole Member

                                      By:     /s/ Edward S. Lampert
                                             -----------------------------
                                      Name:   Edward S. Lampert
                                      Title:  Chief Executive Officer
                                      Date:   April 23, 2014

8.    ESL INVESTMENTS, INC.

Item                                  Information

Name:                                 ESL Investments, Inc.

Address:                              1170 Kane Concourse, Suite 200,
                                      Bay Harbor, FL 33154

Designated Filer:                     Edward S. Lampert

Date of Event Requiring Statement     April 21, 2014
(Month/Day/Year):

Issuer Name and Ticker or Trading     Sears Holdings Corporation
Symbol:                               [SHLD]

Relationship of Reporting Person(s)   10% Owner
to Issuer:

If Amendment, Date Original Filed     Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:     Form filed by More than One Reporting
                                      Person

Signature:
                                      By:     /s/ Edward S. Lampert
                                             -----------------------------
                                      Name:   Edward S. Lampert
                                      Title:  Chief Executive Officer
                                      Date:   April 23, 2014